United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-22098

(Investment Company Act File Number)

Federated Enhanced Treasury Income Fund

______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30

Date of Reporting Period: Six months ended 05/31/12

Item 1. Reports to Stockholders

Semi-Annual Shareholder Report
May 31, 2012

Federated Enhanced Treasury Income Fund

Fund Established 2010

Not FDIC Insured May Lose Value No Bank Guarantee

Information Regarding Sources of Fund Distributions

Federated Enhanced Treasury Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund's Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund will make monthly cash distributions approximating 5.5% of the Fund's net asset value on an annualized basis.

The amounts distributed per share are subject to change at the discretion of the Fund's Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance at net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Please refer to the Fund's prospectus for a more complete description of its risks.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” next to “Asset Classes.” Scroll to “Closed-End Funds” and select a Fund name and share class, if applicable, to go to the “Fund Overview” page. On the “Fund Overview” page, select the “Distributions and Tax Info” tab, then select a year.

1

Portfolio of Investments Summary Table (unaudited)

At May 31, 2012, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
U.S. Treasury Securities	100.4%
Derivative Contracts for U.S. Treasury Securities[2]	(1.5)%
Other Assets and Liabilities — Net[3]	1.1%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Semi-Annual Shareholder Report

Portfolio of Investments

May 31, 2012 (unaudited)

Principal Amount			Value
		U.S. TREASURY – 100.4%
$5,291,250		U.S. Treasury Inflation-Protected Note, 0.500%, 4/15/2015	5,527,820
7,631,550		U.S. Treasury Inflation-Protected Note, 0.625%, 7/15/2021	8,576,785
5,000,000		United States Treasury Bond, 4.375%, 11/15/2039	6,800,781
4,500,000		United States Treasury Bond, 4.375%, 5/15/2041	6,136,875
10,000,000		United States Treasury Bond, 5.250%, 11/15/2028	14,294,231
5,200,000		United States Treasury Bond, 7.500%, 11/15/2024	8,506,469
15,000,000		United States Treasury Note, 0.375%, 3/15/2015	15,013,968
17,200,000	[1]	United States Treasury Note, 1.500%, 7/31/2016	17,873,891
5,000,000		United States Treasury Note, 2.000%, 2/15/2022	5,206,836
20,000,000		United States Treasury Note, 2.125%, 11/30/2014	20,893,446
7,500,000		United States Treasury Note, 2.625%, 8/15/2020	8,309,180
16,500,000		United States Treasury Note, 2.750%, 10/31/2013	17,082,011
3,500,000		United States Treasury Note, 2.750%, 2/15/2019	3,915,078
11,675,000		United States Treasury Note, 3.500%, 5/15/2020	13,735,455
		TOTAL INVESTMENTS — 100.4% (IDENTIFIED COST $141,181,469)[2]	151,872,826
		OTHER ASSETS AND LIABILITIES - NET — (0.4)%[3]	(571,623)
		TOTAL NET ASSETS — 100%	$151,301,203

At May 31, 2012, the Fund had the following open futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[4] U.S. Treasury Bond, 30-Year Short Futures	70	$10,480,313	September 2012	$(141,798)
[4] U.S. Treasury Notes, 2-Year Long Futures	325	$71,632,031	September 2012	$44,975
[4] U.S. Treasury Notes, 10-Year Short Futures	559	$74,871,062	September 2012	$(647,602)
[4] U.S. Treasury Notes, 5-Year Short Futures	150	$18,628,125	September 2012	$(51,900)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(796,325)

Semi-Annual Shareholder Report

At May 31, 2012, the Fund had the following outstanding written call option contracts:

Security	Expiration Date	Exercise Price	Contracts	Value
[4] U.S. Treasury Notes 5-Year Short Calls on Futures, 6/22/2012	June 2012	$124	100	$(76,563)
[4] U.S. Treasury Notes 5-Year Short Calls on Futures, 6/22/2012	June 2012	$124	100	$(26,563)
[4] U.S. Treasury Notes 10-Year Short Calls on Futures, 6/22/2012	June 2012	$133	114	$(194,156)
[4] U.S. Treasury Notes 10-Year Short Calls on Futures, 6/22/2012	June 2012	$134	113	$(82,984)
[4] U.S. Treasury 30-Year Bonds Short Calls on Futures, 6/22/2012	June 2012	$146	180	$(770,625)
[4] U.S. Treasury 30-Year Bonds Short Calls on Futures, 6/22/2012	June 2012	$150	179	$(304,859)
(PREMIUMS RECEIVED $673,622)				$(1,455,750)

Net Unrealized Depreciation on Futures Contracts and Value of Written Call Option Contracts is included in “Other Assets and Liabilities — Net.”

1	All or portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures and written call option contracts.
2	Also represents cost for federal tax purposes.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Semi-Annual Shareholder Report

The following is a summary of the inputs used, as of May 31, 2012, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$ —	$151,872,826	$ —	$151,872,826
TOTAL SECURITIES	$ —	$151,872,826	$ —	$151,872,826
OTHER FINANCIAL INSTRUMENTS*	$(2,252,075)	$ —	$ —	$(2,252,075)
*	Other financial instruments include written call option contracts and futures contracts.

See Notes which are an integral part of the Financial Statements

Semi-Annual Shareholder Report

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2012	Year Ended 11/30/2011	Period Ended 11/30/2010[1]
Net Asset Value, Beginning of Period	$16.54	$18.03	$19.10
Income From Investment Operations:
Net investment income[2]	0.08	0.21	0.15
Net realized and unrealized loss on investments, futures contracts and written options	(0.27)	(0.68)	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	(0.19)	(0.47)	0.05
Offering Costs	—	—	(0.04)
Less Distributions:
Distributions from net investment income	(0.08)	(0.21)	(0.15)
Return of capital[2]	(0.37)[3]	(0.81)[4]	(0.93)[4]
TOTAL FROM DISTRIBUTIONS TO SHAREHOLDERS	(0.45)	(1.02)	(1.08)
Repurchase of Common Shares	0.01	—	—
Net Asset Value, End of Period	$15.91	$16.54	$18.03
Market Price, End of Period	$14.36	$14.03	$16.67
Total Return at Net Asset Value[5]	(1.14)%	(2.66)%	0.10%
Total Return at Market Price[6]	5.51%	(10.12)%	(11.72)%
Ratios to Average Net Assets:
Net expenses	1.02%[7]	1.00%	1.03%[7]
Net investment income	1.02%[7]	1.20%	0.95%[7]
Expense waiver/reimbursement[8]	—	—	0.00%[7,9]
Supplemental Data:
Net assets, end of period (000 omitted)	$151,301	$158,245	$172,558
Portfolio turnover	19%	67%	156%
1	Reflects operations for the period from January 29, 2010 (date of initial investment) to November 30, 2010.
2	Per share numbers have been calculated using the average shares method.
3	These distributions may be deemed a tax return of capital. Actual amounts and sources of distributions cannot be determined until fiscal year end.
4	Represents a return of capital for federal income tax purposes.
5	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
9	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Semi-Annual Shareholder Report

Statement of Assets and Liabilities

May 31, 2012 (unaudited)

Assets:
Total investments in securities, at value (identified cost $141,181,469)		$151,872,826
Receivable for investments sold		1,037,743
Receivable from MFGI Trustee (Note 7)		450,606
Income receivable		356,406
TOTAL ASSETS		153,717,581
Liabilities:
Bank overdraft	$744,294
Options written, at value (premiums $673,622)	1,455,750
Payable for daily variation margin	168,906
Income distribution payable	5,139
Payable for Directors'/Trustees' fees	392
Accrued expenses	41,897
TOTAL LIABILITIES		2,416,378
Net assets for 9,506,921 shares outstanding		$151,301,203
Net Assets Consist of:
Paid-in capital		$164,739,859
Net unrealized appreciation of investments, written options and futures contracts		9,112,904
Accumulated net realized loss on investments, written options and futures contracts		(19,033,982)
Distributions in excess of net investment income		(3,517,578)
TOTAL NET ASSETS		$151,301,203
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$151,301,203 ÷ 9,506,921 shares outstanding, $0.01 par value, unlimited shares authorized		$15.91

See Notes which are an integral part of the Financial Statements

Semi-Annual Shareholder Report

Statement of Operations

Six Months Ended May 31, 2012 (unaudited)

Investment Income:
Interest		$1,590,225
Expenses:
Investment adviser fee (Note 5)	$663,524
Custodian fees	8,603
Transfer and dividend disbursing agent fees and expenses	14,457
Directors'/Trustees' fees	4,313
Auditing fees	18,417
Legal fees	4,757
Portfolio accounting fees	55,000
Printing and postage	8,384
Insurance premiums	1,944
Miscellaneous	17,223
TOTAL EXPENSES	796,622
Net investment income		793,603
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options:
Net realized gain on investments		305,280
Net realized loss on futures contracts		(6,308,924)
Net realized gain on written options		1,826,431
Net change in unrealized appreciation of investments		3,943,791
Net change in unrealized depreciation of futures contracts		(1,460,379)
Net change in unrealized depreciation on written options		(860,783)
Net realized and unrealized loss on investments, futures contracts and written options		(2,554,584)
Change in net assets resulting from operations		$(1,760,981)

See Notes which are an integral part of the Financial Statements

Semi-Annual Shareholder Report

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2012	Year Ended 11/30/2011
Increase (Decrease) in Net Assets
Operations:
Net investment income	$793,603	$1,975,958
Net realized loss on investments, futures contracts and written options	(4,177,213)	(13,111,284)
Net change in unrealized appreciation/depreciation of investments, futures contracts and written options	1,622,629	6,611,153
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,760,981)	(4,524,173)
Distributions to Shareholders:
Distributions from net investment income (Note 2)	(793,603)	(1,827,835)
Return of capital (Note 2)	(3,480,051)[1]	(7,961,162)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,273,654)	(9,788,997)
Share Transactions:
Cost of shares repurchased (Note 6)	(909,349)	—
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(909,349)	—
Change in net assets	(6,943,984)	(14,313,170)
Net Assets:
Beginning of period	158,245,187	172,558,357
End of period (including distributions in excess of net investment income of $(3,517,578) and $(37,527), respectively)	$151,301,203	$158,245,187
1	These distributions may be deemed a tax return of capital at year end.

See Notes which are an integral part of the Financial Statements

Semi-Annual Shareholder Report

Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization

Federated Enhanced Treasury Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a diversified, closed-end management investment company. The Fund's investment objectives are to provide current income, with total return as a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of Semi-Annual Shareholder Report the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Semi-Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income.

Subject to the Plan, the Fund declared and paid monthly distributions approximating 5.5% of the Fund's net asset value on an annualized basis. Prior to March 2011, the Fund declared and paid distributions pursuant to a level distribution plan. GAAP requires that distributions in excess of tax basis earnings and profits be reported in these financial statements as a return of capital. Distributions in any year may include a substantial return of capital component. Actual amounts and sources of distributions cannot be determined until the Fund's fiscal year end. However, each distribution is accompanied by an estimate of the components. See “Information Regarding Sources of Fund Distributions” included with this report.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income.

Accordingly, no provision for federal income tax is necessary. As of and during the six months ended May 31, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2012, tax years 2010 and 2011 are subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the state of Delaware.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

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Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

The average notional value of long and short futures contracts held by the Fund throughout the period was $35,804,554 and $166,218,797, respectively. This is based on amounts held as of each month-end throughout the six-month period.

Option Contracts

The Fund buys or sells put and call options to generate gains. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at November 30, 2011	1,047	$1,192,218
Contracts written	5,036	5,026,423
Contracts exercised	(863)	(951,962)
Contracts bought back	(3,261)	(3,503,659)
Contracts expired	(1,173)	(1,089,398)
Outstanding at May 31, 2012	786	$673,622
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Written options contracts outstanding at period end are listed after the Fund's portfolio of investments.

The average value of written call option contracts held by the Fund throughout the period was a net payable of $1,048,611. This is based on amounts held as of each month-end throughout the six-month period.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$796,325*
Interest rate contracts	Options written, at value	$1,455,750
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$2,252,075
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended May 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Futures	Written Option Contracts	Total
Interest rate contracts	$(6,308,924)	$1,826,431	$(4,482,493)
Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Futures	Written Option Contracts	Total
Interest rate contracts	$(1,460,379)	$(860,783)	$(2,321,162)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Semi-Annual Shareholder Report

3. Common Shares

The following table summarizes share activity:

	Six Months Ended 5/31/2012	Year Ended 11/30/2011
Shares repurchased	(61,991)	—
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(61,991)	—

4. Federal Tax Information

At May 31, 2012, the cost of investments for federal tax purposes was $141,181,469. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from futures contracts and written call option contracts was $10,691,357. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,767,912 and net unrealized depreciation from investments for those securities having an excess of cost over value of $76,555.

At November 30, 2011, the Fund had a capital loss carryforward of $7,493,879 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.

The following schedule summarizes the Fund's capital loss carryforwards and expiration years:

Expiration Year	Short-Term	Long-Term	Total
2018	$1,251,987	N/A	$1,251,987
2019	$6,241,892	N/A	$6,241,892

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser to serve as investment manager to the Fund. The Agreement provides for an annual management fee, equal to 0.85% of the average daily value of the Fund's Managed Assets. For these purposes, “Managed Assets” means the total assets of the Fund (including assets attributable to any form of investment leverage that the Fund may in the future determine to utilize) minus the sum of accrued liabilities (other than debt representing financial leverage).

Semi-Annual Shareholder Report

In order to reduce Fund expenses, the Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund's Common Shares (after the waivers and/or reimbursements) will not exceed 1.05% (excluding acquired fund fees and expenses, if any). This contractual fee waiver will be in place for the first five years of the Fund's operations and may only be terminated or revised by the Trustees. For the six months ended May 31, 2012, the Adviser did not waive any of its fees.

Pursuant to a sub-advisory agreement between the Adviser and Dix Hills Partners, LLC (the “Sub-Adviser”), the Sub-Adviser receives an annual fee from the Adviser in an amount equal to 0.425% of average daily managed assets.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS currently receives no compensation for providing administrative services to the Fund.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. SHARE REPURCHASE PROGRAM

In February 2012, the Trustees authorized a share repurchase program that allows the Fund to purchase up to 5% of its outstanding common shares over the 12-month period ending February 28, 2013 (based on shares outstanding as of December 31, 2011, or 478,446 shares). Repurchases are made when the Fund's shares are trading at less than net asset value and in accordance with procedures approved by the Trustees. During the six months ended May 31, 2012, the Fund repurchased 61,991 common shares at an aggregate purchase price of $909,349 which reflects a weighted-average discount from net asset value per share of 8.60%. At May 31, 2012, 416,455 common shares remain available to be purchased under the program.

7. Transactions with Mf Global Inc. (mfgi)

On October 31, 2011, the Securities Investor Protection Corporation (SIPC) filed an application with the United States District Court for the Southern District of New York seeking a declaration that the customers of MFGI were in need of the protections available under the Securities Investor Protection Act of 1970. MFGI is the U.S. broker-dealer subsidiary of MF Global Holdings, Ltd., which, along with MF Global Finance USA Inc., filed for chapter 11 bankruptcy protection on October 31, 2011, in the U.S. Bankruptcy Court for the Southern District of New York. The District Court granted SIPC's petition and referred the matter to the Bankruptcy Court and a trustee was appointed to oversee the liquidation of MFGI.

At the time of the initiation of the SIPC proceeding, the Fund held options on U.S. Treasury futures positions, along with related collateral in the form of a $3,325,000 par value U.S. Treasury Note (“T-Note”) with a market value of $3,756,777, with MFGI. By mid-November 2011, MFGI's liquidation trustee (“MFGI Trustee”) transferred the options and cash totaling $3,019,131, representing approximately 80% of the collateral value, to R.J. O'Brien, Inc. (RJO), the futures commission merchant selected by the MFGI Trustee. In addition, the MFGI Trustee has indicated that the T-Note has been sold and therefore will not be returned to the Fund.

Semi-Annual Shareholder Report

The Fund filed a claim with the MFGI Trustee for an amount equal to the value of the T-Note and accrued interest ($53,760) as of October 31, 2011, offset by the cash proceeds transferred by the MFGI Trustee to RJO. Additional cash proceeds totaling $340,800 have been received by the Fund through May 31, 2012. The remaining net amount of the claim of $450,606 is presented as “Receivable from MFGI Trustee” on the accompanying Statement of Assets and Liabilities.

The SIPC proceeding is complicated by what the SEC and Commodity Futures Trading Commission have described as “possible deficiencies in customer segregated futures accounts held at MFGI.” Based on public information provided by the MFGI Trustee, management believes that the Receivable from MFGI Trustee on the accompanying Statement of Assets and Liabilities is collectible; however, the actual amount of recovery of this claim is unknown at this time and will be impacted by: (i) the actual claims submitted by MFGI customers and subsequently approved by the MFGI Trustee; (ii) any remaining customer monies retrieved; and (iii) the non-customer assets of MFGI made available to satisfy customer balances. Management will continue to assess the SIPC proceeding and the impact on the Fund's claim.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

Semi-Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2012

FEDERATED ENHANCED TREASURY INCOME FUND

Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2012 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year period. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

Semi-Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the investment company industry and market practices; the range of comparable fees for similar funds; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the fund marketplace.

Semi-Annual Shareholder Report

While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other closed-end funds with comparable investment programs to be relevant, given the high degree of competition in the investment company industry. The Board focused on comparisons with other similar funds more heavily than non-fund products or services because it is believed that they are more relevant. For example, other closed-end funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to Federated registered investment companies as well as products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that registered investment companies and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; portfolio management techniques made necessary by such differences; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of fund advisory contracts.

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other regulated investment companies, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fee.

The Fund's performance fell below the median of the relevant peer group for the one-year period covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate Semi-Annual Shareholder Report contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board also considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive.

The Board also considered whether the Fund might benefit from “economies of scale” and noted that, as a “closed-end fund,” which has made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Fund's initial public offering) has not made and does not expect to make additional offerings to raise more assets, the Fund is unlikely to grow materially in size and, as a consequence, there are no meaningful “economies of scale” to be realized from internal growth. Accordingly, the Board concluded that this was not a relevant consideration in its overall evaluation.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was at the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds was Semi-Annual Shareholder Report reasonable and that Federated appeared to provide appropriate advisory and administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Semi-Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that each Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Scroll to “Closed-End Funds” and select a Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of the Federated Investors website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Scroll to “Closed-End Funds” and select a Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “SEC Filings” then “N-Q” from the list of filings.

Semi-Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.

This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.

Semi-Annual Shareholder Report

Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

CUSIP 314162108

Q450548 (7/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a)	The registrant’s Schedule of Investments in unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not Applicable; registrant had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) The following is an update to the information made in response to Item 8(a)(1) in the registrant’s most recent annual report with respect to Donald T. Ellenberger.

Donald T. Ellenberger

Donald T. Ellenberger has been the registrant’s Portfolio Manager since inception in January 2010. He is a Senior Portfolio Manager and Co-Head of the Government/Mortgage-Backed Fixed Income Groups and became a Vice President of the registrant in June 2012. He joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the registrant’s Adviser in January 2005 and served as a Vice President of the registrant’s Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total number of common shares (or units) purchased	(b) Average price paid per common share (or unit)	(c) Total number of common shares (or units) purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of common shares (or units) that may yet be purchased under the plans or programs
Month #1 (December 1, 2011 – December 31, 2011)	-0-	NA	-0-	None
Month #2 (January 1, 2012- January 31, 2012)	-0-	NA	-0-	None
Month #3 (February 1, 2012-February 29, 2012)	-0-	NA	-0-	None
Month #4 (March 1, 2012- March 31, 2012)	-0-	NA	-0-	None
Month #5 (April 1, 2012- April 30, 2012)	10,025	$14.84	10,025	468,421
Month #6 (May 1, 2012- May 31, 2012)	51,966	$14.64	51,966	416,455
TOTAL	61,991	$14.67	61,991	416,455

NOTE:

On February 16, 2012, the Trustees announced a share repurchase program that allows the registrant to purchase up to 5% of its outstanding common shares over the 12-month period ending February 28, 2013 (based on shares outstanding as of December 31, 2011, or 478,446 shares). The program began on March 1, 2012 and will run for a one-year period.

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are filed with this report:

(a)(1) Code of Ethics - Not Applicable to this semi-annual report.

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer.
(a)(3)	Not Applicable

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Enhanced Treasury Income Fund

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date July 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date July 19, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date July 19, 2012